                                                   TI/IAT
                                                   Page 1 of 7
                                                   05/21/97
                                                   License Agreement #122317

                                                                  EXHIBIT 10.2

                              LICENSE AGREEMENT

This Agreement ("Agreement") is entered into by and between the Semiconductor Group of TEXAS INSTRUMENTS INCORPORATED, a Delaware Corporation with its offices at 8505 Forest Lane, M/S 8670, Dallas, Texas 76243 ("TI" herein), and IAT AG with principal offices at IAT AG, Geschaftshaus Wasserschloss, Aarestrasse 17, CH5300 Votgelsang-Turgi, Switzerland ("LICENSEE" herein).

1. PURPOSE AND SCOPE

   For the purpose of assisting LICENSEE in its development of products for use with TI's TMS320C8X product family, TI agrees to deliver to LICENSEE the software product(s) and related documentation described as Licensed Products in Schedule 1 (collectively referred to as "Licensed Product"). LICENSEE wishes to combine the Licensed Product with a video telephony platform that will run with one or more of TI's 320C8x product family. The aforementioned platform will be used and will be licensed to OEMs and/or sold to end user customers. LICENSEE agrees that such Licensed Product shall be used solely in conjunction with systems designed exclusively for one of TI's 320C8x product family, and that such use shall be subject to the terms and conditions of this Agreement.

2. TITLE

   TI represents that it has the rights to grant the license to the Licensed Product. Nothing contained in this Agreement shall be construed as transferring any right, title, or interest in the Licensed Product to LICENSEE except as expressly set forth herein.

3. LICENSE AND OBLIGATIONS

   3.1 TI grants to LICENSEE, only under TI's copyrights and trade secrets, a non-transferable, non-assignable, non-exclusive license solely to use, modify, compile, or otherwise develop as applicable, a software program ("Modified Application Program"), which may be original or derivative with respect to the Licensed Product, for use solely in conjunction with systems designed exclusively for TI's 320C8X product family.

   3.1.1 LICENSEE may make one copy of the Licensed Product for internal back-up purposes. LICENSEE agrees that as a condition for obtaining its rights hereunder, each copy of the Licensed Product, or any portion thereof or documentation therefor, shall contain a valid copyright notice and any other proprietary notices, including the copyright notices of TI and/or TI's suppliers, which appear on or in the Licensed Product and documentation delivered to LICENSEE hereunder or as TI may require from time to time, in order to protect TI's copyright and other ownership interests. Presence of a copyright notice does not constitute an acknowledgment of publication. LICENSEE shall reproduce on the copy of the Licensed Product, and on all copies of the Modified Application Program, all copyright notices and any other proprietary notices exactly as and where they appear on the Licensed Product delivered, or as closely as possible where a change in media precludes exact reproduction.

   3.1.2 LICENSEE shall maintain any source code of the Licensed Product as confidential, and shall not disclose, distribute, or disseminate any such source code to any third parties.

   3.2 LICENSEE is expressly prohibited from reverse compiling, reverse assembling, and reverse engineering any portion of the Licensed Product provided in object format.

                                                   TI/IAT
                                                   Page 2 of 7
                                                   05/21/97
                                                   License Agreement #122317

   3.3 TI grants to LICENSEE under only TI's copyrights and trade secrets, a non-transferable, non-assignable, non-exclusive license solely to copy and distribute only object code versions of the Modified Application Program for use solely in conjunction with systems designed exclusively for TI's 320C8X product family.

   3.3.1 LICENSEE shall ensure that all sublicensees must reproduce on every copy made, all copyright notices and any other proprietary notices exactly as and where they appear on the Licensed Product delivered, or as closely as possible where a media change precludes reproduction.

   3.3.2 LICENSEE shall ensure that all sublicensees are expressly prohibited from reverse compiling, reverse assembling, and reverse engineering the Licensed Product or the Modified Application Program.

   3.3.3 LICENSEE shall ensure that all sublicensees restrict their end users by written agreement from copying, modifying, distributing, reverse engineering and reverse assembling or reverse compiling the Licensed Product or the Modified Application Program, except that end users may make one (1) copy for back-up purposes only.

   3.4 LICENSEE shall ensure that all of its end users are restricted by written notice from copying, modifying, distributing, reverse engineering and reverse assembling or reverse compiling the Licensed Product or the Modified Application Program.

   3.6 LICENSEE agrees that it will not disclose any portion, or all of the Licensed Product or the accompanying documentation in any form to any employees, with the exception of employees (i) who require access thereto for a purpose authorized by this Agreement and (ii) who have signed an appropriate employee agreement committing them to abide by the obligations and restrictions in this Agreement or who are otherwise required to maintain confidentiality of information hereunder pursuant to an enforceable written agreement that requires such employee to use the same degree of care, but no less than a reasonable degree of care, as the LICENSEE uses to protect its own similiar confidential information, and to prevent any use not authorized herein, dissemination to any employee of LICENSEE without a need to know, communication to any third party or publication of the confidential information.

   3.7 LICENSEE shall ensure that the same degree of care is used to prevent the unauthorized use, dissemination, or publication of the Licensed Product as Licensee uses to protect its own confidential information, but in no event shall the safeguards for protecting such Licensed Product be less than a reasonably prudent business would exercise. Such safeguards, shall include at a minimum, storage of Licensed Product in a secure, locked area when not in use, LICENSEE shall prevent unauthorized use or disclosure of Licensed product by its employees, including those who have access to the Licensed Product.

   3.7.1 LICENSEE's employees who have access to the Licensed Product shall be instructed to copy Licensed Product only as permitted under this Agreement and to disclose Licensed Product only to other employees of LICENSEE that LICENSEE has authorized to have access to the Licensed Product.

                                                   TI/IAT
                                                   Page 3 of 7
                                                   05/21/97
                                                   License Agreement #122317

   3.7.2 Source code of Licensed Product shall be handled, used, and stored under appropriately controlled passwords and shall be used solely at the LICENSEE's site(s) listed below Agreement, and only on the following designated CPU: Serial Number:_____________, Make: Sun Spark Server, Model:
1000E. LICENSEE may change this designated CPU by providing written notice to TI at the address below, within thirty (30) days of such change:

                                 Texas Instruments Incorporated
                                 P.O. Box 1443, M/S 730
                                 Houston, TX 77251

   3.8 LICENSEE recognizes and acknowledges all TI's claim(s) to techniques, algorithms, and processes contained in the Licensed Product which have been developed, acquired, or licensed by TI, or any modification or extraction thereof, constitute trade secrets of TI and/or its suppliers, and will be used by LICENSEE only in accordance with the terms of this Agreement. LICENSEE will take all measures reasonably required to protect the proprietary rights of TI and its suppliers in the Licensed Product and will promptly notify TI of any lost or missing items and take all reasonable steps to recover such items.

   3.9 If LICENSEE engages in a Clone Product development or marketing of a LICENSEE created product having capabilities that are similar to those provided by the Licensed Product or TI's 320C8X product family ("Clone Product" herein), during the term of this Agreement, LICENSEE shall ensure that there is no sharing with the Clone Product development of (i) the Licensed Product or (ii) any laboratory, office or research facilities containing Licensed Product. LICENSEE shall not use any TI trademarks in association with any Clone Product. The provisions of this Paragraph 3.10 shall survive the termination, cancellation or expiration of this Agreement for a period of twelve (12) months after the Licensed Product is returned to TI or destroyed.

   3.10 LICENSEE shall maintain reasonable documentation sufficient to identify all employees, Contractors, all employees of such Contractors, or other third parties who are proposed to have access to the source code of Licensed Product.

   3.11 During the term of this Agreement and for a period of eighteen (18) month thereafter, TI or its authorized representatives, upon advance written notice, shall have access to such portion of LICENSEE's records as is necessary to allow TI to determine whether LICENSEE is substantially in compliance with this Agreement. In no event shall audits be made hereunder more frequently than every six (6) months. Such access shall be (a) during LICENSEE's regular business hours, (b) arranged so that, to the extent possible, LICENSEE'S regular business activities are minimally disrupted and
(c) under the terms of an appropriate confidentiality agreement executed by the individual(s) conducting such audit. If TI determines, after conducting such audit, that LICENSEE is not substantially in compliance with this agreement, LICENSEE shall pay the costs of such audit. Otherwise, TI shall pay the costs of such audit. Such payment will not preclude TI from exercising any right which it may have under this Agreement. LICENSEE shall immediately correct any deficiencies discovered during the course of the audit.

   3.12 The obligations of this section 3 shall survive termination or expiration of this Agreement.

                                                   TI/IAT
                                                   Page 4 of 7
                                                   05/21/97
                                                   License Agreement #122317

   4. LICENSE FEES

   4.1 All applicable License fees and/or royalties payable hereunder shall be as indicated in Section 2 of Schedule 1, (incorporated herein by this reference), and shall be exclusive of all governmental taxes, fees or tariffs which shall be paid by LICENSEE.

   4.2 The License Fee will include an upfront payment in the amount indicated in Section 2 of Schedule 1. The License Fee shall be payable within thirty (30) days of delivery of the Licensed Products to LICENSEE.

   4.3 Per copy royalty fees apply to items specified in Section 2 of
Schedule 1, and to Modified Applications Programs derived from the items specified, and are charged for each copy made and distributed or placed into service, except that no additional royalty will be charged or updates to copies provided to end users for which the appropriate royalty has previously been paid.

   4.4 If royalties are payable hereunder, TI shall have the right once each calendar year to inspect the books and records of LICENSEE and any authorized sublicensees of LICENSEE in order to verify the royalty reports provided by LICENSEE to TI. LICENSEE shall make available to TI the books and records of LICENSEE and sublicensees at their respective places of business during regular hours. TI will give reasonable notices of its intent to perform an audit. LICENSEE shall promptly pay any understated sums disclosed by the audit. In the event royalty reports prove to be understated by 10% or more, LICENSEE shall pay all costs of TI conducting the audit. TI shall have the right to conduct a final audit upon expiration or termination of this License.

   4.5 All payment notices and checks shall be sent by registered mail to:
                                 ASP Controller
                                 Texas Instruments Incorporated
                                 Semiconductor Group
                                 P.O. Box 1443, M/S 710
                                 Houston, Texas 77251-1443

If not otherwise specified by this Agreement, any notice relating to this Agreement shall be deemed given when sent by registered mail, with proof of delivery to the carrier, to the other party at the address listed below:

            TI:
            Texas Instruments Incorporated
            P.O. Box 660199
            Dallas, Texas 76243
            Dallas, Texas 75266-0199
            Attention: Manager, Business Services
            LICENSEE:
            IAT AG, Geschaftshaus Wasserschloss
            Aarestrasse 17, CH5300 Votgelsang-Turgi
            Switzerland

   4.6 Royalty Payments charged for each copy made of the Licensed Product or the Modified Application Program shall be payable within thirty (30) days of each calendar quarter, detailing the number of copies made by LICENSEE or with LICENSEE'S authorization.

                                                   TI/IAT
                                                   Page 5 of 7
                                                   05/21/97
                                                   License Agreement #122317

   4.7 Royalty reports shall be made quarterly within thirty (30) days of each calendar quarter, detailing the number of copies made by LICENSEE, or with LICENSEE'S authorization, providing a list of the entities who made copies, and stating the amount of royalties paid. Royalty reports shall be maintained for a period of two (2) years from the date of each report. A final report shall be made on expiration or termination of this License.

   4.8 LICENSEE shall ensure that a valid and enforceable sublicense agreement is entered into with all sublicensees containing all of the restrictions of the license grant set forth in this Section.

5. TERMS AND TERMINATION

   5.1 the term of this Agreement shall be for a period of five (5) years from the date of execution of this Agreement.

   5.2 TI may, in its sole discretion, terminate this License in the event of breach by LICENSEE, with forty-five (45) days prior written notice from TI, and failure to cure by LICENSEE within that forty-five (45) day period.

   5.3 Upon termination of this License, LICENSEE will return and/or certify destruction of all copies of the Licensed Products in its possession. LICENSEE may keep one copy of the object code of the Licensed Product for archival purposes. LICENSEE may not keep any copies of Licensed Product source code for any purposes, and must return and/or certify destruction of all source code copies of the Licensed Product. Termination shall not affect the royalty obligations of LICENSEE.

6. WARRANTY

   6.1 Nothing contained herein shall constitute a warranty or representation by TI to maintain production of the hardware with which the Licensed Product is to be used.

   6.2 The media on which the Licensed Product is supplied shall be warranted against defects in material and workmanship under normal use for a period of
(90) days from the date shipped. TI will replace defective media returned to TI within the ninety (90) day warranty period.

   6.3 TI does not warrant that the functions contained in the Licensed Product will be free from error or will meet LICENSEE'S specific requirements. TI shall have no responsibility or liability for errors or product malfunction resulting from LICENSEE'S use, modification, copying, or distribution of the Licensed Product. LICENSEE assumes complete responsibility for decisions made or actions taken based on information obtained using the Licensed Product. Any statements concerning the utility of the Licensed Products are not to be construed as expressed or impled warranties.

   6.4 THE FOREGOING WARRANTY IS IN LIEU OF ALL OTHER WARRANTIES, EXPRESS OR IMPLIED INCLUDING BUT NOT LIMITED TO ANY IMPLIED WARRANTIES OF
MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

7. LIMITATION OF DAMAGES

   IN NO EVENT WILL EITHER PARTY BE LIABLE FOR SPECIAL, COLLATERAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR USE OF THE LICENSED PRODUCTS. THESE EXCLUDED DAMAGES INCLUDE, BUT ARE NOT LIMITED TO, COST OF REMOVAL OR REINSTALLATION, OUTSIDE COMPUTER TIME, LABOR

                                                   TI/IAT
                                                   Page 6 of 7
                                                   05/21/97
                                                   License Agreement #122317

COSTS, LOSS OF GOODWILL, LOSS OF PROFITS, LOSS OF SAVINGS, OR LOSS OF USE OR INTERRUPTION OF BUSINESS. THE SOLE AND EXCLUSIVE LIABILITY OF EITHER PARTY, REGARDLESS OF THE FORM OF ACTION, WILL NOT EXCEED THE PAYMENTS MADE FOR THIS LICENSE BY LICENSEE UNDER THIS AGREEMENT.

8. EXPORT

   The re-export of United States original software is subject to United States laws under Export Administration Act of 1969 as Amended. Any further sale or distribution of the Licensed Product shall be done in compliance with the United States Department of Commerce Administration Regulations. Compliance with such regulations is the responsibility of LICENSEE and not the responsibility of TI.

9. CONSTRUCTION

   THE AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF TEXAS FOR CONTRACTS MADE TO BE PERFORMED IN THE STATE OF TEXAS.

10. INTEGRATION

   This Agreement shall constitute the entire agreement between the parties, and shall supersede all previous agreements, whether oral or written, concerning Licensed Products. Any amendments to this Agreement shall be in writing and executed by authorized representatives of both parties.

11. NO PUBLICITY

   Neither party will publicly announce this Agreement or release any information pertaining hereto publicly, without the prior written consent of the other party.

IN WITNESS WHEREOF, this Agreement is hereby executed by the undersigned who are respectively duly authorized representatives of TI and LICENSEE, and shall become effective on the date of the last signature below.

TEXAS INSTRUMENTS INCORPORATED
Semiconductor Group
8505 Forest Lane, M/S 8670
Dallas, Texas 75243

By: /s/ Michael J. Hames
    ------------------------------------

Name: Michael J. Hames


Title: Vice President, Semiconductor Group
     ------------------------------------

Date: 6/2/97
     ------------------------------------


LICENSEE
IAT AG, Geschaftshaus Wasserschloss
Aarestrasse 17, CH5300 Votgelsang-Turgi
Switzerland

By: /s/ Dr. Vogt
    ------------------------------------

Name: Dr. Vogt
      ----------------------------------

Title: Chief Executive Officer
     -----------------------------------

Date: 5/5/97
      ----------------------------------